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                                                                     EXHIBIT 3.2







                           Axcelis Technologies, Inc.




                                     BY-LAWS





                    As amended and restated on June ___, 2000


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                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE
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
ARTICLE I  STOCKHOLDERS...........................................................................................1

   Section 1.01.  Annual Meetings.................................................................................1
   Section 1.02.  Special Meetings................................................................................1
   Section 1.03.  Notice of Meetings; Waiver......................................................................1
   Section 1.04.  Quorum..........................................................................................2
   Section 1.05.  Voting..........................................................................................2
   Section 1.06.  Voting by Ballot................................................................................2
   Section 1.07.  Adjournment.....................................................................................2
   Section 1.08.  Proxies.........................................................................................3
   Section 1.09.  Organization; Procedure.........................................................................3
   Section 1.10.  Consent of Stockholders in Lieu of Meeting......................................................3

ARTICLE II  BOARD OF DIRECTORS....................................................................................3

   Section 2.01.  General Powers..................................................................................3
   Section 2.02.  Number and Term of Office; Vacancies and Newly Created Directorships............................4
   Section 2.03.  Election of Directors...........................................................................4
   Section 2.04.  Annual and Regular Meetings.....................................................................5
   Section 2.05.  Special Meetings; Notice........................................................................5
   Section 2.06.  Quorum; Voting..................................................................................5
   Section 2.07.  Adjournment.....................................................................................5
   Section 2.08.  Action Without a Meeting........................................................................6
   Section 2.09.  Regulations; Manner of Acting...................................................................6
   Section 2.10.  Action by Telephonic Communications.............................................................6
   Section 2.11.  Resignations....................................................................................6
   Section 2.12.  Removal of Directors............................................................................6
   Section 2.13.  Compensation....................................................................................6
   Section 2.14.  Reliance on Accounts and Reports, etc...........................................................6
   Section 2.15.  Nomination of Directors.........................................................................6

ARTICLE III  EXECUTIVE COMMITTEE AND OTHER COMMITTEES.............................................................7

   Section 3.01.  How Constituted.................................................................................7
   Section 3.02.  Powers..........................................................................................7
   Section 3.03.  Proceedings.....................................................................................8
   Section 3.04.  Quorum and Manner of Acting.....................................................................8
   Section 3.05.  Action by Telephonic Communications.............................................................8
   Section 3.06.  Absent or Disqualified Members..................................................................8


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
SECTION                                                                                                        PAGE
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
   Section 3.07.  Resignations....................................................................................8
   Section 3.08.  Removal.........................................................................................8
   Section 3.09.  Vacancies.......................................................................................8

ARTICLE IV  OFFICERS .............................................................................................9

   Section 4.01.  Number..........................................................................................9
   Section 4.02.  Election........................................................................................9
   Section 4.03.  Compensation....................................................................................9
   Section 4.04.  Removal and Resignation; Vacancies..............................................................9
   Section 4.05.  Authority and Duties of Officers................................................................9
   Section 4.06.  The Chairman....................................................................................9
   Section 4.07.  The Vice Chairman...............................................................................9
   Section 4.08.  The Chief Executive Officer.....................................................................9
   Section 4.09.  The President..................................................................................10
   Section 4.10.  The Vice Presidents............................................................................10
   Section 4.11.  The Secretary..................................................................................10
   Section 4.12.  The Treasurer..................................................................................11
   Section 4.13.  Additional Officers............................................................................11

ARTICLE V  CAPITAL STOCK.........................................................................................12

   Section 5.01.  Certificates of Stock..........................................................................12
   Section 5.02.  Signatures; Facsimile..........................................................................12
   Section 5.03.  Lost, Stolen or Destroyed Certificates.........................................................12
   Section 5.04.  Transfer of Stock..............................................................................12
   Section 5.05.  Record Date....................................................................................13
   Section 5.06.  Registered Stockholders........................................................................13
   Section 5.07.  Transfer Agent and Registrar...................................................................13

ARTICLE VI  INDEMNIFICATION......................................................................................13

   Section 6.01.  Nature of Indemnity............................................................................13
   Section 6.02.  Successful Defense.............................................................................14
   Section 6.03.  Determination That Indemnification Is Proper...................................................14
   Section 6.04.  Advance Payment of Expenses....................................................................15
   Section 6.05.  Procedure for Indemnification of Directors and Officers........................................15
   Section 6.06.  Survival; Preservation of Other Rights.........................................................16
   Section 6.07.  Insurance......................................................................................16
   Section 6.08.  Severability...................................................................................16

ARTICLE VII  OFFICES.............................................................................................16

   Section 7.01.  Registered Office..............................................................................16


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
SECTION                                                                                                        PAGE
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
   Section 7.02.  Other Offices..................................................................................17

ARTICLE VIII  GENERAL PROVISIONS.................................................................................17

   Section 8.01.  Dividends......................................................................................17
   Section 8.02.  Reserves.......................................................................................17
   Section 8.03.  Execution of Instruments.......................................................................17
   Section 8.04.  Corporate Indebtedness.........................................................................17
   Section 8.05.  Deposits.......................................................................................18
   Section 8.06.  Checks.........................................................................................18
   Section 8.07.  Sale, Transfer, etc. of Securities.............................................................18
   Section 8.08.  Voting as Stockholder..........................................................................18
   Section 8.09.  Fiscal Year....................................................................................18
   Section 8.10.  Seal...........................................................................................18
   Section 8.11.  Books and Records; Inspection..................................................................19

ARTICLE IX  AMENDMENT OF BY-LAWS.................................................................................19

   Section 9.01.  Amendment......................................................................................19

ARTICLE X  CONSTRUCTION..........................................................................................19

   Section 10.01. Construction...................................................................................19



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                           Axcelis Technologies, Inc.

                                     BY-LAWS

                   As amended and restated on June ____, 2000


                                    ARTICLE I

                                  STOCKHOLDERS

                  Section 1.01. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

                  Section 1.02. Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, or by the Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. Immediately following the time at which Eaton Corporation, an Ohio corporation, and its affiliates shall cease to be the beneficial owners of an aggregate of at least a majority of the then outstanding shares of Common Stock of the Corporation (the "Change of Majority Ownership Date"), the stockholders of the Corporation shall have no authority to call a special meeting of the stockholders, subject to the rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends or upon liquidation.

                  Section 1.03.  Notice of Meetings; Waiver.

                  a. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the record of stockholders of the Corporation, or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices be mailed to some other address, then directed to such stockholder at such other address. Such further notice shall be given as may be required by law.

                  b. No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                  Section 1.04. Quorum. Except as otherwise required by law or by the Restated Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

                  Section 1.05. Voting. If, pursuant to Section 5.05 of these By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in such stockholder's name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in such stockholder's name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Restated Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

                  Section 1.06. Voting by Ballot. No vote of the stockholders need be taken by written ballot or conducted by Inspectors of Elections unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

                  Section 1.07. Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of
Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.




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                  Section 1.08. Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

                  Section 1.09. Organization; Procedure. At every meeting of stockholders, the presiding officer shall be the Chairman or, in the event of the Chairman's absence or disability, the Vice Chairman and Chief Executive Officer, or in the event of such person's absence or disability, a presiding officer chosen by a majority of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

                  Section 1.10. Consent of Stockholders in Lieu of Meeting. Effective as of the Change of Majority Ownership Date, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.


                                   ARTICLE II

                               BOARD OF DIRECTORS

                  Section 2.01. General Powers. Except as may otherwise be provided by law, by the Restated Certificate of Incorporation or by these By-Laws, the property, affairs and business



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of the Corporation shall be managed by or under the direction of the Board of
Directors and the Board of Directors may exercise all the powers of the Corporation.

                  Section 2.02. Number and Term of Office; Vacancies and Newly Created Directorships.

                  a. The number of members of the Board of Directors will be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, but (subject to vacancies) in no event may there be less than three directors nor more than 15 directors.

                  b. The directors shall be divided into three classes, each consisting of one-third of such Directors, as nearly as possible. Immediately following the adoption of these By-Laws, in 2000, the stockholders shall designate that one class of such directors shall be elected for a one-year term, one class for a two-year term and one class for a three-year term. Commencing with the stockholders meeting in 2001, and at each succeeding annual stockholders meeting, successors to the class of directors whose term expires at such annual stockholders meeting shall be elected for a three-year term. If the number of such directors is changed, by a majority vote of the Board of Directors then in office, an increase or decrease in such directors shall be apportioned among the classes so as to maintain the number of directors comprising each class as nearly equal as possible, and any additional directors of any class shall hold office for a term which shall coincide with the remaining term of such class. A director shall hold office until the annual stockholders meeting for the year in which his or her term expires and until a successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

                  c. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled only by a majority vote of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. A director may be removed only for cause by the stockholders.

                  d. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Restated Certificate of Incorporation applicable thereto and such directors so elected shall not be divided into classes pursuant to this Section 2.02, in each case unless expressly provided by such terms.

                  Section 2.03. Election of Directors. Except as otherwise provided in these By-Laws, the directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the



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stockholders for the election of directors, provided a quorum is present, the directors shall be elected by a plurality of the votes validly cast in such election.

                  Section 2.04. Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transactions of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the state of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be sent by regular mail, electronic mail or facsimile, to each director who shall not have been present at the meeting at which such action was taken, addressed to the director at his or her usual place of business, or shall be delivered to each director personally. Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.

                  Section 2.05. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or, in the event of the Chairman's absence or disability, by the Vice Chairman and Chief Executive Officer, or in the event of such person's absence or disability, by a majority of the Board of Directors, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on two business days notice, if notice is given to each director personally or by telephone, overnight delivery, electronic mail or facsimile, or on five days' notice, if notice is by regular mail to each director, addressed to each director at his or her usual place of business. Notice of any special meeting need not be given to any director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

                  Section 2.06. Quorum; Voting. Except as otherwise provided in these By-Laws, at all meetings of the Board of Directors, the presence of a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

                  Section 2.07. Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each director.




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                  Section 2.08. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

                  Section 2.09. Regulations; Manner of Acting. To the extent consistent with applicable law, the Restated Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The directors shall act only as a Board, and the individual directors shall have no power as such.

                  Section 2.10. Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

                  Section 2.11. Resignations. Any director may resign at any time by delivering a written notice of resignation, signed by such director, to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

                  Section 2.12. Removal of Directors. Any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such director, cast at a special meeting of stockholders called for the purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the director so removed. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in these By-Laws.

                  Section 2.13. Compensation. The amount, if any, which each director shall be entitled to receive as compensation for services as a director shall be determined from time to time by resolution of the Board of Directors.

                  Section 2.14. Reliance on Accounts and Reports, etc. A director, or a member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                  Section 2.15. Nomination of Directors. In addition to the right of the Board of Directors of the Corporation to make nominations for the election of directors, nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Advance written notice of such proposed nomination shall be received by the Secretary of the Corporation by certified mail no later than (i) 90 days prior to the anniversary of the previous year's annual meeting of stockholders, or (ii) with respect to an election to be held at a special meeting of stockholders or at an annual meeting that is held more than 60 days prior to the anniversary of the previous year's annual meeting, the close of business on the tenth day following the date on which notice of such meeting is first given to the stockholders, but in no event later than the date of the meeting. Each such notice shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation of employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.


                                   ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

                  Section 3.01. How Constituted. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more Committees, including, among others, an Executive Committee and an Audit Committee, each such Committee to consist of such number of directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until such director's successor shall have been designated or until such person shall cease to be a director, or until such director's earlier death, resignation or removal.

                  Section 3.02. Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this Article III, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this Section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors, subject to applicable provisions of the General Corporation Law of the State of Delaware. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.



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                  Section 3.03. Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

                  Section 3.04. Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

                  Section 3.05. Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

                  Section 3.06. Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  Section 3.07. Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

                  Section 3.08. Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

                  Section 3.09. Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.




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                                   ARTICLE IV

                                    OFFICERS

                  Section 4.01. Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Vice Chairman, Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be elected in accordance with Section 4.11 hereof. Any number of offices may be held by the same person. No officer need be a director of the Corporation. The Chairman of the Board of Directors shall be a non-executive position.

                  Section 4.02. Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

                  Section 4.03. Compensation. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors.

                  Section 4.04. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors, the Chief Executive Officer, or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

                  Section 4.05. Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

                  Section 4.06. The Chairman. The Chairman, or, in the event of the Chairman's absence or disability, the Vice Chairman, or in the event of the Vice Chairman's absence or disability, a presiding officer chosen by a majority of the Board of Directors, shall preside at all meetings of the stockholders and of the Board of Directors and shall perform such other duties as may from time to time be assigned to the Chairman by the Board of Directors.

                  Section 4.07. The Vice Chairman. The Vice Chairman shall assist the Chairman and shall perform such other duties as may from time to time be assigned to the Vice Chairman by the Chairman or by the Board of Directors.

                  Section 4.08. The Chief Executive Officer. The Chief Executive Officer shall have general executive charge and control over the affairs of the Corporation, subject to the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried out, shall report thereon to the Board of Directors, and shall have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Directors. In the absence of the President, the duties of the President shall be performed, and the President's powers may be exercised, by the Chief Executive Officer, or in the absence of the Chief Executive Officer, by such Vice President as shall be designated by the Chief Executive Officer, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office, subject in any case to review and superseding action by the Chief Executive Officer.

                  Section 4.09. The President. The President shall have general and active management of the operations of the business of the Corporation, subject to the authority and direction of the Chief Executive Officer. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these By-Laws, the Chief Executive Officer or the Board of Directors. In the absence of the Chief Executive Officer, or in the event of the inability of or refusal to act by the Chief Executive Officer, or if the Board of Directors has not designated a Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer, and, when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chief Executive Officer.

                  Section 4.10. The Vice Presidents.

                  a. Each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer.

                  b. In the case of a Vice President who is designated as the Chief Financial Officer, he or she shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer, including without limitation, the power and duty to render to the Board of Directors or the Chief Executive Officer, whenever requested, a statement of the financial condition of the Corporation, and to render a full financial report at the annual meeting of the stockholders, if called upon to do so, and to require from all officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

                  Section 4.11. The Secretary. The Secretary shall have the following powers and duties: (a) to keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose; (b) to cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law; (c) whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, to furnish a copy of such resolution to the members of such Committee; (d) to be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he or she may attest the same; (e) to properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Restated Certificate of Incorporation or these By-Laws; (f) to have charge of the stock books and ledgers of the Corporation and to cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record; (g) to sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors; and (h) to perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to such person from time to time by the Board of Directors, or the Chief Executive Officer, or in the absence or disability of the Chief Executive Officer, by the President.

                  Section 4.12. The Treasurer. The Treasurer shall have the following powers and duties: (a) to have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and to keep or cause to be kept full and accurate records of all receipts of the Corporation; (b) to cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these By-Laws; (c) to cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed; (d) to sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors; and (e) to perform, in general, all duties incident to the office of Treasurer and such other duties as may be specified in these By-Laws or as may be assigned to such person from time to time by the Board of Directors or the Chief Executive Officer, or in the absence of disability of the Chief Executive Officer, by the President.

                  Section 4.13. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

                                    ARTICLE V

                                  CAPITAL STOCK

                  Section 5.01. Certificates of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman or the Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Restated Certificate of Incorporation and these By-Laws.

                  Section 5.02. Signatures; Facsimile. All of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                  Section 5.03. Lost, Stolen or Destroyed Certificates. The Corporation may direct that a new certificate be issued in place of any certificate issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Corporation of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Corporation may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

                  Section 5.04. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Restated Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

                  Section 5.05. Record Date.

                  a. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  b. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  Section 5.06. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

                  Section 5.07. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.


                                   ARTICLE VI

                                 INDEMNIFICATION

                  Section 6.01. Nature of Indemnity.

                  a. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

                  b. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  Section 6.02. Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

                  Section 6.03. Determination That Indemnification Is Proper. Any indemnification of a director or officer of the Corporation under Section
6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

                  Section 6.04. Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

                  Section 6.05. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02, or advancement of costs, charges and expenses to a director or officer under Section 6.04 of this Article, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in
Section 6.01 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  Section 6.06. Survival; Preservation of Other Rights.

                  a. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

                  b. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 6.07. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

                  Section 6.08. Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.


                                   ARTICLE VII

                                     OFFICES

                  Section 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

                  Section 7.02. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  Section 8.01. Dividends.

                  a. Subject to any applicable provisions of law and the Restated Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors or by the unanimous written consent of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

                  b. A member of the Board of Directors, or a member of any Committee designated by the Board of Directors, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

                  Section 8.02. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves for any proper purpose and the Board of Directors may similarly modify or abolish any such reserve.

                  Section 8.03. Execution of Instruments. The Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors, the Chief Executive Officer, or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

                  Section 8.04. Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or the Chief Executive Officer. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the Chief Executive Officer shall authorize. When so authorized by the Board of Directors or the Chief Executive Officer, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

                  Section 8.05. Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the Chief Executive Officer, or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer to make such determination.

                  Section 8.06. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

                  Section 8.07. Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors or by the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the Chief Executive Officer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

                  Section 8.08. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer, the President, any Vice President or any other officer shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

                  Section 8.09. Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year and shall terminate in each case on the last day of December.

                  Section 8.10. Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware." The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

                  Section 8.11. Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.


                                   ARTICLE IX

                              AMENDMENT OF BY-LAWS

                  Section 9.01. Amendment. These By-Laws may be amended, altered or repealed

                  (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

                  (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.


                                    ARTICLE X

                                  CONSTRUCTION

                  Section 10.01. Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Restated Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Restated Certificate of Incorporation shall be controlling.